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                                                                    EXHIBIT 4.1


                [T & W FINANCIAL CORPORATION STOCK CERTIFICATE]


                             FINANCIAL CORPORATION


INCORPORATED UNDER THE LAWS                SEE REVERSE FOR DEFINITIONS AND A
OF THE STATE OF WASHINGTON              STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                         PRIVILEGES AND RESTRICTIONS OF SHARES

                                                   CUSIP 87215N 10 7

THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE OF

                          T & W FINANCIAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

                       [T & W FINANCIAL CORPORATION SEAL]

       /s/ [SIG]                                             /s/ [SIG]

CHIEF FINANCIAL OFFICER                                 CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
    TranSecurities International, Inc.
              TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE




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        The Corporation will furnish to any shareholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preference, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -- as issuable in common
          TEN ENT -- as tenants by the ????
          JT TEN  -- as joint tenants with right of
                     survivorship and not as tenants
                     in common
UNIF GIFT MIN ACT -- __________ Custodian _____________
                      (Cust)                 (Minor)
                     under Uniform Gifts to Minors
                     act_______________________________
                                 (?????)
UNIF TRF MIN ACT  -- _______ Custodian (until age ____)
                      (Cust)
                     ____________ under Uniform Transfers
                        (Minor)
                     to Minors Act ______________________
                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                                        X_____________________________________

                                        X_____________________________________

                                 NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME(S) AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ---------------------------------
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANK, STOCKBROKER,
SAVINGS AND LOAN ASSOCIATION OR
CREDIT UNION WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO
S.E.C. RULE 17AD15.